                                                                  Investors:
                                                                  Carl E. Kraus
                                                                  610-825-7100

                                                                  Media:
For immediate release                                             Mitchell Brown
November 11, 2003                                                 610-818-6563


          KRAMONT REALTY TRUST REPORTS 12.5% INCREASE IN FFO PER SHARE
                              FOR THE THIRD QUARTER

Plymouth Meeting, Penn. November 11, 2003 -- Kramont Realty Trust (NYSE:KRT) today reported operating results for the third quarter and nine months ended September 30, 2003.

                                   HIGHLIGHTS

      (for the third quarter and first nine months 2003 versus 2002; share information is per common share on a fully diluted basis)

Third Quarter and Nine Months Results

(in thousands except for per share information)

                                                                Three months                 Nine months
                                                                    ended                       ended
                                                                   Sep 30                      Sep 30
                                                                  Unaudited                   Unaudited
                                                             2003          2002           2003         2002
                                                            -------------------------------------------------
RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS
                    Net income to common shareholders       $ 5,677       $ 2,698        $12,423      $ 8,164
 Add: Depreciation and amortization of real estate1,2         4,583         4,044         13,107       11,901
Less: Gain from sale of income-producing real estate3         1,678             -          1,668          196
                                                            -------------------------------------------------
                          Funds from operations (FFO)       $ 8,582       $ 6,742        $23,862      $19,869
                                                            -------------------------------------------------
                                        FFO per share       $  0.36       $  0.32        $  1.01        $0.99
                                                            -------------------------------------------------

         SUMMARY OF NET INCOME TO COMMON SHAREHOLDERS

                    Income from continuing operations       $ 4,867       $ 4,120        $12,865      $13,204
                  Income from discontinued operations         2,513           281          4,666          340
                                                            -------------------------------------------------
                                           Net income         7,380         4,401         17,531       13,544
                        Preferred share distributions        (1,703)       (1,703)        (5,108)      (5,380)
                                                            -------------------------------------------------
                    Net income to common shareholders       $ 5,677       $ 2,698        $12,423      $ 8,164
                                                            -------------------------------------------------
                                 Net income per share       $  0.24       $  0.13        $  0.52      $  0.41
                                                            -------------------------------------------------
           Weighted average common shares outstanding        23,973        21,285         23,719       20,096

KRAMONT REALTY TRUST ANNOUNCES
  THIRD QUARTER 2003 RESULTS
NOVEMBER 11, 2003
PAGE 2


                        THIRD QUARTER PORTFOLIO ACTIVITY

- Executed 34 new and renewal leases in existing space for 96,727 square feet at an average base rent of $12.74, an increase of 11.8%.

            o 12 new leases for previously leased space were executed, representing 41,804 square feet.

            o     22 renewals were executed for 54,923 square feet.

- Executed seven leases for new space totaling 96,468 square feet at an average rent of $15.70 per square foot.

- For the overall portfolio, occupancy increased to 89% versus 87% for the second quarter. Excluding properties in redevelopment, occupancy remained at 93%.

- As a result of the recent Drug Emporium bankruptcy filing, one 25,000 square foot store closed in the third quarter; and, an additional three stores representing 86,340 square feet have closed in the fourth quarter. The stores are located in Hamilton Township, New Jersey and in Bensalem, Upper Darby and Whitehall, Pennsylvania. The Trust is currently in lease negotiations with replacement tenants for two of the locations.

- Following is a summary of the activities involved with the Trust's on-going program to acquire high-quality shopping centers and dispose of non-core assets:

            o     Purchased Christmas Tree Plaza in Orange, Conn. on July 24,
                  2003.

            o Closed on five properties on July 25, 2003 in Vestal, NY (one wholly-owned by the Trust and four in a joint-venture).

            o Sold Century Village Administration Building in West Palm Beach, Florida on September 2, 2003.

            o Sold Hillcrest Mall in Phillipsburg, New Jersey on September 5, 2003.

            o Sold leasehold interest in Orange Plaza (Orange, Conn.) on November 3, 2003.

                               MANAGEMENT COMMENTS

"We are very pleased that our efforts to execute our redevelopments, refinance major debt, reallocate capital and refine our portfolio show in this quarter's results," stated Louis P. Meshon, Sr., president and chief executive officer of Kramont. "These results are a testament to the quality of our portfolio and our management team."

KRAMONT REALTY TRUST ANNOUNCES
  THIRD QUARTER 2003 RESULTS
NOVEMBER 11, 2003
PAGE 3


                             REDEVELOPMENT ACTIVITY

Bethlehem Square (Bethlehem, Penn.)

The new Giant Supermarket is scheduled to open on November 19, 2003. Rent continues to be collected during construction.

Bristol Commerce Park (Bristol, Penn.)

The 118,389 square foot Wal-Mart store opened on July 16, 2003.

Village Oaks (Pensacola, Fla.)

A new 108,217 square foot Bealls Department Store opened on September 19, 2003.

                                  ABOUT KRAMONT

Kramont Realty Trust is a self-administered, self-managed equity real estate investment trust specializing in neighborhood and community shopping center acquisitions, leasing, development and management. The company owns, operates, manages and has under development 94 properties in 15 states. Nearly 80 percent of Kramont's centers are grocery, drug or value retail anchored. For more information, please visit www.kramont.com.

                                      NOTES

Funds from Operations:

Funds from Operations ("FFO"), as defined by the National Association of Real Estate Investment Trusts (NAREIT), consists of net income (computed in accordance with generally accepted accounting principles) before depreciation and amortization of real property, extraordinary items and gains and losses on the sale of income-producing real estate.

Notes of reconciliation of net income to FFO:

      (1) Net of minority interests of $322 and $317, respectively, for the three months ended September 30, 2003 and September 30, 2002, and $929 and $990, respectively, for the nine months ended September 30, 2003 and September 30, 2002.

      (2) Depreciation related to unconsolidated affiliates of $100 and $51, respectively, for the three months ended September 30, 2003 and September 30, 2002, and $199 and $142, respectively, for the nine months ended September 30, 2003 and September 30, 2002.

      (3) Net of amounts attributable to minority interests of $118 for the three months ended September 30, 2003, and $117 and $17, respectively, for the nine months ended September 30, 2003 and September 30, 2002.

The Company believes that FFO should be considered in conjunction with net income, as presented in the statements of operations. The Company believes that FFO is an appropriate

KRAMONT REALTY TRUST ANNOUNCES
  THIRD QUARTER 2003 RESULTS
NOVEMBER 11, 2003
PAGE 4


measure of operating performance because real estate depreciation and amortization charges are not meaningful in evaluating the operating results of the Company's properties and extraordinary items and the gain on the sale of income-producing real estate would distort the comparative measurement of performance and may not be relevant to ongoing operations. However, FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and should not be considered as an alternative to either net income as a measure of the Company's operating performance or to cash flows from operating activities as an indicator of liquidity or cash available to fund all cash flow needs. Since all companies do not calculate FFO in a similar fashion, the Company's calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

                              SAFE HARBOR STATEMENT

Certain statements contained in this press release that are not statements of historical results are forward-looking statements. These include statements of forecasts, expectations, estimates, beliefs, intentions, projections and similar expressions. Forward-looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the Company's business, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Readers of this press release are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the burden of the Company's substantial debt obligations; the risk that the Company may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease-up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks and uncertainties described in the Company's Form 10-K. This press release speaks as of the date it is first issued and the Company disclaims any obligation to publicly update or revise any forward-looking statement in this press release which may thereafter appear to be inaccurate for any reason. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in the Company's Form 10-K and in other reports we file with Securities and Exchange Commission.

                                      # # #

                              Kramont Realty Trust
                              Financial Highlights
                    (in thousands, except for per share data)
                                   (unaudited)

                                                                Three months ended                    Nine months ended
                                                                   September 30                          September 30
                                                              -------------------------------------------------------------
                                                                2003          2002(a)                 2003          2002(a)
                                                              -----------------------               -----------------------
Revenue:
      Rent                                                    $ 27,170       $ 25,577               $ 80,699       $ 76,318
      Interest income                                            1,078          1,206                  3,291       $  3,634
      Other                                                         30             --                     30             --
                                                              --------       --------               --------       --------
                Total revenue                                   28,278         26,783                 84,020         79,952
                                                              --------       --------               --------       --------

Expenses:
      Interest                                                   8,416          9,163                 25,509         27,578
      Operating expenses                                         8,031          7,271                 25,082         21,099
      Depreciation and amortization                              4,798          4,205                 13,765         12,507
      General and administrative                                 2,148          2,012                  6,722          5,444
                                                              --------       --------               --------       --------
                Total expenses                                  23,393         22,651                 71,078         66,628
                                                              --------       --------               --------       --------

                                                                 4,885          4,132                 12,942         13,324
      Equity in income of unconsolidated
      affiliates                                                   232            181                    507            561
      Minority interests in income
      of OP                                                       (250)          (193)                  (584)          (681)
                                                              --------       --------               --------       --------

Income from continuing operations                                4,867          4,120                 12,865         13,204
                                                              --------       --------               --------       --------

Results from discontinued operations:
      Income from operations of
      properties sold or held for sale                             873            304                    853            131
      Gain on sale of properties                                 1,793             --                  4,122            212
      Minority interests in discontinued
      operations                                                  (153)           (23)                  (309)            (3)
                                                              --------       --------               --------       --------
Income from discontinued

      operations                                                 2,513            281                  4,666            340
                                                              --------       --------               --------       --------

Net income                                                       7,380          4,401                 17,531         13,544

      Preferred share distributions                             (1,703)        (1,703)                (5,108)        (5,380)
                                                              --------       --------               --------       --------

Net income to common shareholders                             $  5,677       $  2,698               $ 12,423       $  8,164
                                                              ========       ========               ========       ========

Per common share:
Income from continuing operations,
      basic and diluted                                       $   0.13       $   0.12               $   0.33       $   0.39
                                                              ========       ========               ========       ========

Income from discontinued operations,
  basic and diluted                                               0.11           0.01                   0.19           0.02
                                                              --------       --------               --------       --------
Total net income per share,
      basic and diluted                                       $   0.24       $   0.13               $   0.52       $   0.41
                                                              ========       ========               ========       ========

Dividends declared                                            $  0.325       $  0.325               $  0.975       $  0.975
                                                              ========       ========               ========       ========


Average number of common shares-basic                           23,932         21,266                 23,677         20,076

Average number of common shares-diluted                         23,973         21,285                 23,719         20,096


(a) Certain 2002 balance sheet and income statement amounts have been reclassifed to reflect the inclusion of two income-producing properties that were sold during the quarter ended September 30, 2003.

                              Kramont Realty Trust
                              Financial Highlights
                    (in thousands, except for per share data)
                                   (unaudited)


                                                     Three months ended        Nine months ended
                                                        September 30              September 30
                                                    --------------------      --------------------
                                                     2003         2002         2003         2002
                                                    --------------------      --------------------
Funds from operations:

Net income to Common Shareholders                   $ 5,677      $ 2,698      $12,423      $ 8,164
      Add: Depreciation and amortization
                of real estate assets (b)             4,583        4,044       13,107       11,901
      Less: Gain from sale of income-producing
                real estate (b)                       1,678           --        1,668          196
                                                    -------      -------      -------      -------

      Funds from operations                         $ 8,582      $ 6,742      $23,862      $19,869
                                                    =======      =======      =======      =======

      Funds from operations per
        Common Share                                $  0.36      $  0.32      $  1.01      $  0.99
                                                    =======      =======      =======      =======


(b)  Net of amounts attributable to minority interests.

                              Kramont Realty Trust
                              Financial Highlights
                    (in thousands, except for per share data)
                                   (unaudited)


                                                  September 30,  December 31,
                                                      2003          2002(a)
                                                  ------------   -----------
Balance Sheet:
Real estate assets, net                             $728,086       $679,567
Properties held for sale                            $  3,770       $ 16,759
Cash and equivalents                                $ 10,583       $ 18,173
Total assets                                        $816,910       $779,260

Mortgages and notes payable                         $513,121       $480,489
Beneficiaries' equity                               $257,829       $253,890

      Leased percentage of portfolio                   89.23%         87.28%

      Leased percentage of stabilized portfolio        92.99%         94.23%

      Shopping centers owned                              83             80
      Office buildings owned                               2              2
      Shopping Centers Managed (b)                         9              5
                                                    --------       --------
                                                          94 (c)         87 (c)

      Square feet of gross leasable area
      owned and managed                               12,222         11,487


                                                     September 30,               December 31,
Mortgages and notes payable summary:                     2003                       2002

                                          Weighted                   Weighted
                                           Average     Balance        Average      Balance
                                            Rate                       Rate
   Floating rate                            3.41%      $ 71,600        4.81%       $ 70,200
   Fixed rate                               6.84%       441,500        7.68%        410,300
                                                       --------                    --------
                                            6.36%      $513,100        7.26%       $480,500
                                                       ========                    ========

   Maturities:
                                            2003         31,100
                                            2004         51,000
                                            2005         63,900
                                            2006         21,100
                                            2007         10,400
                                            After       335,600
                                                       --------
                                                       $513,100
                                                       ========

(a) Certain 2002 balance sheet and income statement amounts have been reclassifed to reflect the inclusion of two income-producing properties that were sold during the quarter ended September 30, 2003.

(b) Includes joint venture properties at September 30, 2003.

(c) Represents properties owned and managed at September 30, 2003. In addition, there is one property currently under development.